UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 23, 2015

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

NEW YORK	1-4482	11-1806155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 EAST DRY CREEK ROAD, CENTENNIAL, COLORADO 80112

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-184225), filed with the Securities and Exchange Commission (the “Commission”) on October 1, 2012, including the prospectus forming a part thereof and the Prospectus Supplement, dated February 23, 2015, filed with the Commission (together, the “Registration Statement”), pursuant to which the Registrant registered $700,000,000 aggregate principal amount of its securities, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

On February 23, 2015, the Registrant entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), in connection with the public offering by the Underwriters of $350,000,000 aggregate principal amount of the Registrant’s 3.500% Notes due 2022 and $350,000,000 aggregate principal amount of the Registrant’s 4.000% Notes due 2025 (together, the “Notes”), covered by the Registration Statement. The Underwriting Agreement in the form in which it was executed is filed herewith as Exhibit 1.1. On February 23, 2015, the Registrant issued a press release announcing the pricing of the offering. The press release is filed herewith as Exhibit 99.1.

The Registrant has previously entered into an Indenture, dated as of January 15, 1997 (the “Indenture”), with Bank of Montreal Trust Company, as trustee, with respect to the Registrant’s debt securities.

Pursuant to the Indenture, on March 2, 2015, the Registrant and The Bank of New York Mellon (as successor to Bank of Montreal Trust Company), as trustee (the “Trustee”) will enter into a Supplemental Indenture (the “Supplemental Indenture”), which provides for the issuance of the Notes. A copy of the Supplemental Indenture is filed herewith as Exhibit 4.1.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated February 23, 2015, between Arrow Electronics, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1	Supplemental Indenture, to be dated as of March 2, 2015, with respect to the Notes, between Arrow Electronics, Inc. and The Bank of New York Mellon.

5.1	Opinion of Milbank, Tweed, Hadley & McCloy LLP relating to the validity of the Notes.

23.1	Consent of Milbank, Tweed, Hadley & McCloy LLP (included in Exhibit 5.1).

99.1	Press Release, dated February 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2015

ARROW ELECTRONICS, INC.

By:	/s/ Gregory P. Tarpinian
Name:	Gregory P. Tarpinian
Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated February 23, 2015, between Arrow Electronics, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1	Supplemental Indenture, to be dated as of March 2, 2015, with respect to the Notes, between Arrow Electronics, Inc. and The Bank of New York Mellon.

5.1	Opinion of Milbank, Tweed, Hadley & McCloy LLP relating to the validity of the Notes.

23.1	Consent of Milbank, Tweed, Hadley & McCloy LLP (included in Exhibit 5.1).

99.1	Press Release, dated February 23, 2015.